EXHIBIT 99.1

Home BancShares, Inc. Announces Record Net Income of $63.0 Million for 2012

CONWAY, Ark., Jan. 17, 2013 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB), parent company of Centennial Bank, today announced record net income for the year ended December 31, 2012 of $63.0 million compared to $54.7 million for the year ended 2011. Diluted earnings per share for the year ended 2012 were $2.23 per share compared to $1.85 per share for 2011, an increase of $0.38 per share or 20.5%.

For the fourth quarter of 2012, the Company recorded record quarterly net income of $16.9 million, or $0.60 diluted earnings per common share, compared to $14.2 million of net income, or $0.50 diluted earnings per common share for the same quarter in 2011, an increase of $0.10 per share or 20.0%.

Because acquisitions are growth and capital management strategies, earnings excluding amortization of intangibles after-tax are useful in evaluating the Company. Diluted earnings per common share excluding intangible amortization for the fourth quarter of 2012 was $0.62 compared to $0.51 diluted earnings per common share excluding intangible amortization for the same period in 2011.

"The record net income reported for 2012 is an exceptional achievement for our Company," said John Allison, Chairman. "The hard work this year to expand earnings was successful. Not only did we reach annual record earnings during 2012, but we also achieved record earnings each quarter consecutively during the year. Throughout the year, we continued to keep our traditionally strong capital levels considerably above the regulators' capital requirements. It is possible, therefore, to remain in a position to benefit from opportunistic deals as they are presented."

Randy Sims, Chief Executive Officer, added, "This quarter the Company increased its earnings above our previously recorded record earnings by $844,000 or 5.2%. During the fourth quarter of 2012, we improved our net interest margin 13 basis points when compared to the fourth quarter of 2011. The achievements reached during 2012 are no doubt impressive and encouraging for the year ahead."

Operating Highlights

Net interest income for the fourth quarter of 2012 increased 16.9% to $41.3 million from $35.3 million during the fourth quarter of 2011. For the fourth quarter of 2012, the effective yield on non-covered loans and covered loans was 6.03% and 7.83%, respectively. Net interest margin, on a fully taxable equivalent basis, was 4.86% for the quarter just ended compared to 4.73% in the fourth quarter of 2011, an increase of 13 basis points. The Company's ability to improve pricing on interest bearing deposits and hold the changes of interest rates on loans to a minimum allowed the Company to improve net interest margin.

The Company reported $16.2 million of non-interest income for the fourth quarter of 2012, compared to $12.2 million for the fourth quarter of 2011. The most important components of the fourth quarter non-interest income were $5.2 million from gain on acquisition, $4.1 million from service charges on deposits accounts, $3.1 million from other service charges and fees, $1.5 million from mortgage lending income, $635,000 in dividends, $368,000 from insurance commissions, $229,000 of accretion on the FDIC indemnification asset and $121,000 gain on sale of OREO. The $635,000 in dividends includes a non-recurring dividend of approximately $463,000 from our investment in a private equity and venture capital firm which invests in small and lower middle market companies located in Arkansas and across the Midwest and Southeast United States.

Non-interest expense for the fourth quarter of 2012 was $29.6 million compared to $23.3 million for the fourth quarter of 2011. Excluding merger expenses, non-interest expense only increased 5.5% when compared to 17.7% in asset growth. For the fourth quarter of 2012, our core efficiency ratio was 44.40% or improved by 436 basis points from the same period of the previous year.

Financial Condition

Total non-covered loans were $2.33 billion at December 31, 2012 compared to $1.76 billion at December 31, 2011. Total covered loans were $384.9 million at December 31, 2012 compared to $481.7 million at December 31, 2011. Total deposits were $3.48 billion at December 31, 2012 compared to $2.86 billion at December 31, 2011. Total assets were $4.24 billion at December 31, 2012 compared to $3.60 billion at December 31, 2011.

Non-performing non-covered loans were $27.3 million as of December 31, 2012, of which $15.2 million were located in Florida. Non-performing non-covered loans as a percent of total non-covered loans were 1.17% as of December 31, 2012 compared to 1.56% as of December 31, 2011. Non-performing non-covered assets were $47.8 million as of December 31, 2012, of which $23.2 million were located in Florida. Non-performing non-covered assets as a percent of total non-covered assets were 1.30% as of December 31, 2012 compared to the 1.53% reported for December 31, 2011.

The Company's allowance for loan losses for non-covered loans was $45.2 million at December 31, 2012, or 1.94% of total non-covered loans, compared to $52.1 million, or 2.96% of total non-covered loans, at December 31, 2011. As of December 31, 2012 and December 31, 2011, the allowance for loan losses for non-covered loans plus discount for credit losses on non-covered loans acquired to total non-covered loans plus discount for credit losses on non-covered loans acquired was 5.26% and 3.10%, respectively. As of December 31, 2012 and December 31, 2011, the Company's allowance for loan losses for non-covered loans was 166% and 190% of its total non-performing non-covered loans, respectively.

Stockholders' equity was $515.5 million at December 31, 2012 compared to $474.1 million at December 31, 2011, an increase of $41.4 million. Book value per common share was $18.34 at December 31, 2012 compared to $16.77 at December 31, 2011.

Stock Repurchase Program

During the fourth quarter of 2012, the Company repurchased a total of 203,404 shares with a weighted average stock price of $34.33. For 2012, the Company repurchased a total of 455,448 shares with a weighted average stock price of $29.72. The Company believes the stock repurchased at these prices is a good investment. The 2012 earnings were used to fund these repurchases.

Branches

Presently, the Company is evaluating opportunities but has no firm commitments for additional de novo branch locations. During December, the Company closed two branches acquired in the Vision acquisition—one in Florida and one in Alabama. These branch closures were completed to eliminate repetitive branches and maximize profitability from the Vision transaction. During the first part of January 2013, one branch in south Arkansas was closed. It is anticipated three to four branches will close in the Tallahassee, FL area early in the second quarter of 2013. The Company currently has 46 branches in Arkansas, 54 branches in Florida and 7 branches in Alabama.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, January 17, 2013. Interested parties can listen to this call by calling 1-877-317-6789 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 10022263, which will be available until January 25, 2013 at 8:00 a.m. CT (9:00 ET). Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand, the ability to successfully integrate new acquisitions and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary, Centennial Bank, provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys, southwestern Florida, central Florida, the Florida Panhandle and south Alabama. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(In thousands)	2012	2012	2012	2012	2011

ASSETS

Cash and due from banks	$ 101,972	$ 86,381	$ 71,078	$ 76,837	$ 57,337
Interest-bearing deposits with other banks	129,883	69,248	287,452	269,401	126,967
Cash and cash equivalents	231,855	155,629	358,530	346,238	184,304
Federal funds sold	17,148	1,775	575	1,375	1,100
Investment securities - available for sale	726,223	755,197	712,820	759,959	671,221
Loans receivable not covered by loss share	2,331,199	2,076,248	2,035,487	2,046,108	1,760,086
Loans receivable covered by FDIC loss share	384,884	407,416	432,422	455,435	481,739
Allowance for loan losses	(50,632)	(54,440)	(56,511)	(51,014)	(52,129)
Loans receivable, net	2,665,451	2,429,224	2,411,398	2,450,529	2,189,696
Bank premises and equipment, net	113,883	105,131	100,694	100,674	88,465
Foreclosed assets held for sale not covered by loss share	20,393	14,942	14,481	14,634	16,660
Foreclosed assets held for sale covered by FDIC loss share	31,526	31,799	35,008	39,744	35,178
FDIC indemnification asset	139,646	153,758	162,439	181,884	193,856
Cash value of life insurance	59,219	53,366	53,167	52,955	52,700
Accrued interest receivable	16,305	14,872	14,834	15,845	15,551
Deferred tax asset, net	46,998	33,680	31,115	34,680	22,850
Goodwill	85,681	77,090	77,090	77,090	59,663
Core deposit and other intangibles	12,061	9,792	10,486	11,180	8,620
Other assets	75,741	51,654	73,768	61,165	64,253
Total assets	$ 4,242,130	$ 3,887,909	$ 4,056,405	$ 4,147,952	$ 3,604,117

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$ 666,414	$ 596,746	$ 597,374	$ 583,951	$ 464,581
Savings and interest-bearing transaction accounts	1,784,047	1,527,829	1,521,869	1,514,812	1,189,098
Time deposits	1,032,991	1,007,894	1,174,286	1,281,636	1,204,352
Total deposits	3,483,452	3,132,469	3,293,529	3,380,399	2,858,031
Federal funds purchased	--	--	--	--	--
Securities sold under agreements to repurchase	66,278	61,499	66,620	72,531	62,319
FHLB borrowed funds	130,388	130,506	140,523	142,753	142,777
Accrued interest payable and other liabilities	17,672	24,590	15,967	27,403	22,593
Subordinated debentures	28,867	28,867	44,331	44,331	44,331
Total liabilities	3,726,657	3,377,931	3,560,970	3,667,417	3,130,051

Stockholders' equity
Common stock	281	282	281	281	283
Capital surplus	416,354	420,595	420,538	421,006	425,649
Retained earnings	86,837	77,190	64,478	51,800	40,130
Accumulated other comprehensive income	12,001	11,911	10,138	7,448	8,004
Total stockholders' equity	515,473	509,978	495,435	480,535	474,066
Total liabilities and stockholders' equity	$ 4,242,130	$ 3,887,909	$ 4,056,405	$ 4,147,952	$ 3,604,117

Home BancShares, Inc.
Consolidated Statements of Income
(Unaudited)

	Quarter Ended					Year Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
(In thousands)	2012	2012	2012	2012	2011	2012	2011

Interest income
Loans	$ 41,203	$ 39,285	$ 40,365	$ 38,506	$ 38,110	$ 159,359	$ 155,954
Investment securities
Taxable	2,708	2,598	3,060	2,860	2,451	11,226	9,244
Tax-exempt	1,544	1,541	1,534	1,535	1,562	6,154	6,179
Deposits - other banks	52	115	127	85	87	379	418
Federal funds sold	9	3	3	2	2	17	11

Total interest income	45,516	43,542	45,089	42,988	42,212	177,135	171,806

Interest expense
Interest on deposits	2,877	3,288	4,164	4,660	5,084	14,989	22,968
Federal funds purchased	1	--	--	--	--	1	--
FHLB borrowed funds	1,030	1,040	1,134	1,160	1,172	4,364	4,940
Securities sold under agreements to repurchase	79	107	111	110	99	407	483
Subordinated debentures	247	482	521	524	540	1,774	2,160

Total interest expense	4,234	4,917	5,930	6,454	6,895	21,535	30,551

Net interest income	41,282	38,625	39,159	36,534	35,317	155,600	141,255
Provision for loan losses	1,250	167	1,333	--	2,250	2,750	3,500
Net interest income after provision for loan losses	40,032	38,458	37,826	36,534	33,067	152,850	137,755

Non-interest income
Service charges on deposit accounts	4,062	3,834	3,668	3,505	3,659	15,069	14,087
Other service charges and fees	3,062	3,119	3,223	3,024	2,554	12,428	9,929
Mortgage lending income	1,461	1,550	1,277	904	904	5,192	2,993
Insurance commissions	368	512	438	551	351	1,869	1,856
Income from title services	133	112	129	88	121	462	448
Increase in cash value of life insurance	202	200	214	257	279	873	1,128
Dividends from FHLB, FRB, bankers' bank & other	635	182	175	175	174	1,167	680
Gain on acquisitions	5,205	--	--	--	--	5,205	--
Gain on sale of SBA loans	--	206	198	--	--	404	259
Gain (loss) on sale of premises & equip, net	(30)	(5)	359	--	(6)	324	73
Gain (loss) on OREO, net	121	(222)	159	(107)	394	(49)	(638)
Gain (loss) on securities, net	(1)	--	(9)	19	2,243	9	2,248
FDIC indemnification accretion	229	373	449	670	903	1,721	5,517
Other income	740	765	773	1,017	606	3,295	2,729

Total non-interest income	16,187	10,626	11,053	10,103	12,182	47,969	41,309

Non-interest expense
Salaries and employee benefits	12,348	11,652	11,903	11,386	10,376	47,289	42,825
Occupancy and equipment	3,712	3,805	3,552	3,431	3,274	14,500	14,197
Data processing expense	1,331	1,137	1,371	1,091	994	4,930	4,601
Other operating expenses	12,186	7,387	7,598	8,478	8,625	35,649	33,099

Total non-interest expense	29,577	23,981	24,424	24,386	23,269	102,368	94,722

Income before income taxes	26,642	25,103	24,455	22,251	21,980	98,451	84,342
Income tax expense	9,703	9,008	8,965	7,753	7,813	35,429	29,601
Net income	16,939	16,095	15,490	14,498	14,167	63,022	54,741
Preferred stock dividends & accretion of discount on preferred stock	--	--	--	--	--	--	1,828
Net income available to common shareholders	$ 16,939	$ 16,095	$ 15,490	$ 14,498	$ 14,167	$ 63,022	$ 52,913

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Year Ended
(Dollars and shares in thousands,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
except per share data)	2012	2012	2012	2012	2011	2012	2011

PER SHARE DATA

Diluted earnings per common share	$ 0.60	$ 0.57	$ 0.55	$ 0.51	$ 0.50	$ 2.23	$ 1.85
Diluted earnings per common share excluding intangible amortization	0.62	0.58	0.57	0.52	0.51	2.29	1.91
Basic earnings per common share	0.60	0.58	0.55	0.51	0.50	2.24	1.86
Dividends per share - common	0.260	0.120	0.100	0.100	0.080	0.580	0.268
Book value per common share	18.34	18.10	17.64	17.11	16.77	18.34	16.77
Tangible book value per common share	14.86	15.01	14.53	13.96	14.35	14.86	14.35

STOCK INFORMATION

Average common shares outstanding	28,073	28,150	28,095	28,230	28,274	28,137	28,416
Average diluted shares outstanding	28,244	28,341	28,283	28,411	28,459	28,315	28,612
End of period common shares outstanding	28,107	28,181	28,079	28,091	28,276	28,107	28,276

ANNUALIZED PERFORMANCE METRICS

Return on average assets	1.67%	1.61%	1.53%	1.52%	1.56%	1.58%	1.50%
Return on average assets excluding intangible amortization	1.75%	1.69%	1.61%	1.60%	1.64%	1.66%	1.57%
Return on average assets excluding intangible amortization, provision for loan losses, merger expenses, bargain purchase gain and income taxes (Core ROA)	2.88%	2.69%	2.67%	2.64%	2.81%	2.72%	2.53%
Return on average common equity	13.19%	12.78%	12.80%	12.21%	12.06%	12.75%	11.77%
Return on average tangible common equity excluding intangible amortization	16.46%	15.88%	16.05%	15.03%	14.57%	15.87%	14.39%
Efficiency ratio	49.21%	46.24%	46.22%	49.75%	46.40%	47.88%	49.13%
Core efficiency ratio	44.40%	45.63%	46.87%	46.12%	48.76%	45.73%	49.65%
Net interest margin - FTE	4.86%	4.65%	4.65%	4.65%	4.73%	4.70%	4.69%
Fully taxable equivalent adjustment	$ 1,122	$ 1,112	$ 1,126	$ 1,115	$ 1,130	$ 4,475	$ 4,467
Total revenue	61,703	54,168	56,142	53,091	54,394	225,104	213,115

EARNINGS EXCLUDING
INTANGIBLE AMORTIZATION

GAAP net income available to common shareholders	$ 16,939	$ 16,095	$ 15,490	$ 14,498	$ 14,167	$ 63,022	$ 52,913
Intangible amortization after-tax	452	421	422	383	428	1,678	1,718
Earnings excluding intangible amortization	$ 17,391	$ 16,516	$ 15,912	$ 14,881	$ 14,595	$ 64,700	$ 54,631

GAAP diluted earnings per share	$ 0.60	$ 0.57	$ 0.55	$ 0.51	$ 0.50	$ 2.23	$ 1.85
Intangible amortization after-tax	0.02	0.01	0.02	0.01	0.01	0.06	0.06
Diluted earnings per share excluding intangible amortization	$ 0.62	$ 0.58	$ 0.57	$ 0.52	$ 0.51	$ 2.29	$ 1.91

OTHER OPERATING EXPENSES

Advertising	$ 549	$ 534	$ 904	$ 460	$ 1,224	$ 2,447	$ 4,270
Merger and acquisition expenses	5,169	296	--	1,692	134	7,157	145
Amortization of intangibles	743	694	694	630	705	2,761	2,827
Electronic banking expense	845	809	728	793	695	3,175	2,733
Directors' fees	196	206	193	212	217	807	811
Due from bank service charges	124	137	159	116	118	536	496
FDIC and state assessment	571	588	516	638	1,070	2,313	4,283
Insurance	501	448	424	401	447	1,774	1,673
Legal and accounting	225	231	287	322	327	1,065	1,603
Other professional fees	392	411	354	498	450	1,655	1,954
Operating supplies	299	280	291	264	297	1,134	1,168
Postage	216	219	240	221	212	896	942
Telephone	282	270	276	246	221	1,074	977
Other expense	2,074	2,264	2,532	1,985	2,508	8,855	9,217

Total other operating expenses	$ 12,186	$ 7,387	$ 7,598	$ 8,478	$ 8,625	$ 35,649	$ 33,099

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)	2012	2012	2012	2012	2011

BALANCE SHEET RATIOS

Total loans to total deposits	77.97%	79.29%	74.93%	74.00%	78.44%
Common equity to assets	12.2%	13.1%	12.2%	11.6%	13.2%
Tangible common equity to tangible assets	10.1%	11.1%	10.3%	9.7%	11.5%

ALLOWANCE FOR LOAN LOSSES

Non-Covered
Balance, beginning of period	$ 47,292	$ 49,846	$ 51,014	$ 52,129	$ 54,508
Loans charged off	3,739	3,984	1,601	1,469	5,143
Recoveries of loans previously charged off	367	1,430	433	354	514
Net loans charged off	3,372	2,554	1,168	1,115	4,629
Provision for loan losses	1,250	--	--	--	2,250
Balance, end of period	$ 45,170	$ 47,292	$ 49,846	$ 51,014	$ 52,129

Discount for credit losses on non-covered loans acquired	81,717	14,712	16,112	17,154	2,513
Net charge-offs on loans not covered by loss share to average non-covered loans	0.61%	0.50%	0.23%	0.23%	1.02%
Allowance for loan losses for non-covered loans to total non-covered loans	1.94%	2.28%	2.45%	2.49%	2.96%
Allowance for loan losses for non-covered loans plus discount for credit losses on non-covered loans acquired to total non-covered loans plus discount for credit losses on non-covered loans acquired	5.26%	2.97%	3.21%	3.30%	3.10%

Covered
Balance, beginning of period	$ 7,148	$ 6,665	$ --	$ --	$ --
Loans charged off	1,688	354	--	--	--
Recoveries of loans previously charged off	2	--	--	--	--
Net loans charged off	1,686	354	--	--	--
Provision for loan losses before benefit attributable to FDIC loss share agreements	--	837	6,665	--	--
Benefit attributable to FDIC loss share agreements	--	(670)	(5,332)	--	--
Net provision for loan losses	--	167	1,333	--	--
Increase in FDIC indemnification asset	--	670	5,332	--	--
Balance, end of period	$ 5,462	$ 7,148	$ 6,665	$ --	$ --

Total Allowance for Loan Losses	$ 50,632	$ 54,440	$ 56,511	$ 51,014	$ 52,129

NON-PERFORMING ASSETS
NOT COVERED BY LOSS SHARE

Non-performing non-covered loans
Non-accrual non-covered loans	$ 21,336	$ 20,183	$ 24,810	$ 27,425	$ 26,496
Non-covered loans past due 90 days or more	5,937	2,424	1,326	289	993
Total non-performing non-covered loans	27,273	22,607	26,136	27,714	27,489
Other non-performing non-covered assets
Non-covered foreclosed assets held for sale, net	20,393	14,942	14,481	14,634	16,660
Other non-performing non-covered assets	164	1	79	71	8
Total other non-performing non-covered assets	20,557	14,943	14,560	14,705	16,668
Total non-performing non-covered assets	$ 47,830	$ 37,550	$ 40,696	$ 42,419	$ 44,157

Allowance for loan losses for non-covered loans to non-performing non-covered loans	165.62%	209.19%	190.72%	184.07%	189.64%
Non-performing non-covered loans to total non-covered loans	1.17%	1.09%	1.28%	1.35%	1.56%
Non-performing non-covered assets to total non-covered assets	1.30%	1.14%	1.19%	1.22%	1.53%

Home BancShares, Inc.
Loan Information
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)	2012	2012	2012	2012	2011

LOANS NOT COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 1,019,039	$ 887,895	$ 856,334	$ 780,520	$ 698,986
Construction/land development	254,800	282,269	269,371	413,093	361,846
Agricultural	32,513	28,403	28,570	28,120	28,535
Residential real estate loans
Residential 1-4 family	549,269	473,412	481,018	471,439	349,543
Multifamily residential	129,742	105,369	106,206	65,226	56,909
Total real estate	1,985,363	1,777,348	1,741,499	1,758,398	1,495,819
Consumer	37,462	35,433	37,146	38,254	37,923
Commercial and industrial	256,908	200,160	197,278	196,165	176,276
Agricultural	19,825	36,239	31,741	21,275	21,784
Other	31,641	27,068	27,823	32,016	28,284
Loans receivable not covered by loss share	$ 2,331,199	$ 2,076,248	$ 2,035,487	$ 2,046,108	$ 1,760,086

LOANS COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 164,723	$ 175,195	$ 187,802	$ 179,360	$ 189,380
Construction/land development	66,713	71,958	74,989	99,996	103,535
Agricultural	2,282	2,289	2,737	3,092	3,155
Residential real estate loans
Residential 1-4 family	125,625	130,425	136,498	139,819	148,692
Multifamily residential	9,567	10,062	10,216	9,077	8,933
Total real estate	368,910	389,929	412,242	431,344	453,695
Consumer	39	70	71	549	334
Commercial and industrial	14,668	16,878	19,541	22,843	26,884
Agricultural	--	--	--	--	--
Other	1,267	539	568	699	826
Loans receivable covered by loss share	$ 384,884	$ 407,416	$ 432,422	$ 455,435	$ 481,739

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	December 31, 2012			September 30, 2012
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 97,308	$ 51	0.21%	$ 192,192	$ 115	0.24%
Federal funds sold	15,061	9	0.24%	3,749	3	0.32%
Investment securities - taxable	581,840	2,708	1.85%	573,083	2,598	1.80%
Investment securities - non-taxable - FTE	165,957	2,518	6.04%	160,252	2,512	6.24%
Loans receivable - FTE	2,608,090	41,351	6.31%	2,468,151	39,426	6.35%
Total interest-earning assets	3,468,256	46,637	5.35%	3,397,427	44,654	5.23%
Non-earning assets	571,264			578,519
Total assets	$ 4,039,520			$ 3,975,946

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,632,053	$ 784	0.19%	$ 1,523,346	$ 774	0.20%
Time deposits	1,028,938	2,093	0.81%	1,095,268	2,514	0.91%
Total interest-bearing deposits	2,660,991	2,877	0.43%	2,618,614	3,288	0.50%
Federal funds purchased	392	--	0.00%	15	--	0.00%
Securities sold under agreement to repurchase	62,913	79	0.50%	64,779	107	0.66%
FHLB borrowed funds	130,427	1,030	3.14%	131,599	1,040	3.14%
Subordinated debentures	28,867	247	3.40%	41,978	482	4.57%
Total interest-bearing liabilities	2,883,590	4,233	0.58%	2,856,985	4,917	0.68%
Non-interest bearing liabilities
Non-interest bearing deposits	620,806			597,287
Other liabilities	24,089			20,695
Total liabilities	3,528,485			3,474,967
Shareholders' equity	511,035			500,979
Total liabilities and shareholders' equity	$ 4,039,520			$ 3,975,946
Net interest spread			4.77%			4.55%
Net interest income and margin - FTE		$ 42,404	4.86%		$ 39,737	4.65%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Year Ended
	December 31, 2012			December 31, 2011
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 165,862	$ 379	0.23%	$ 178,476	$ 418	0.23%
Federal funds sold	7,175	17	0.24%	5,735	11	0.19%
Investment securities - taxable	580,826	11,226	1.93%	400,152	9,244	2.31%
Investment securities - non-taxable - FTE	158,231	10,023	6.33%	150,776	10,017	6.64%
Loans receivable - FTE	2,490,901	159,965	6.42%	2,369,216	156,583	6.61%
Total interest-earning assets	3,402,995	181,610	5.34%	3,104,355	176,273	5.68%
Non-earning assets	575,728			553,901
Total assets	$ 3,978,723			$ 3,658,256

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,501,093	$ 3,572	0.24%	$ 1,132,798	$ 5,084	0.45%
Time deposits	1,148,072	11,417	0.99%	1,318,868	17,884	1.36%
Total interest-bearing deposits	2,649,165	14,989	0.57%	2,451,666	22,968	0.94%
Federal funds purchased	273	1	0.37%	12	--	0.00%
Securities sold under agreement to repurchase	67,040	407	0.61%	66,851	4,940	7.39%
FHLB borrowed funds	136,312	4,364	3.20%	150,146	483	0.32%
Subordinated debentures	39,852	1,774	4.45%	44,331	2,160	4.87%
Total interest-bearing liabilities	2,892,642	21,535	0.74%	2,713,006	30,551	1.13%
Non-interest bearing liabilities
Non-interest bearing deposits	569,017			443,781
Other liabilities	22,946			26,870
Total liabilities	3,484,605			3,183,657
Shareholders' equity	494,118			474,599
Total liabilities and shareholders' equity	$ 3,978,723			$ 3,658,256
Net interest spread			4.60%			4.55%
Net interest income and margin - FTE		$ 160,075	4.70%		$ 145,722	4.69%
CONTACT: Brian S. Davis
         Chief Accounting Officer &
         Investor Relations Officer
         Home BancShares, Inc.
         (501) 328-4770